UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

GRANDPARENTS.COM, INC.

(Name of Registrant as Specified in its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

GRANDPARENTS.COM, INC.

589 EIGHTH AVENUE, 6TH FLOOR

NEW YORK, NEW YORK 10018

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Dear Stockholder:

The purpose of this notice and the attached information statement (the “Information Statement”) is to inform you of the following actions taken by the Board of Directors (the “Board of Directors”) of Grandparents.com, Inc., a Delaware corporation (“we,” “us,” “our” or the “Corporation”) and the holder controlling a majority of the total outstanding voting power of the Corporation’s voting securities (the “Majority Stockholder”):

(1)	On January 13, 2014, the Board of Directors approved the amendment and restatement of the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended (the “Existing Certificate”), to increase the number of authorized shares of the Corporation’s capital stock from 155,000,000 shares to 355,000,000 shares, comprised of 350,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 5,000,000 shares of preferred stock, par value $0.01 per share, and integrate, into a single instrument, all of the other provisions of the Existing Certificate then in effect; and

(2)	On January 13, 2014, the Board of Directors approved the Grandparents.com, Inc. Amended and Restated 2012 Stock Incentive Plan, which, among other things, provides for an increase in the number of shares of Common Stock authorized for issuance thereunder from 10,317,691 shares to 25,000,000 shares.

On January 13, 2014, the Majority Stockholder, which controls approximately 53.36% of the total outstanding voting power of the Corporation’s voting securities, executed a written consent adopting and approving the actions set forth above (collectively, the “Actions”).

The Information Statement is being provided to all holders of record of Common Stock as of January 13, 2014, the record date for determining our stockholders eligible to consent in writing to the Actions discussed above and entitled to notice of those matters. The date of this Information Statement is February 10, 2014. This Information Statement was first sent or given to our stockholders on or about February 12, 2014.

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be provided to the holders of voting stock of the Corporation eligible to consent in writing to the Actions who did not sign the written consent adopting and approving the Actions at least twenty (20) calendar days prior to the effective date of the Actions. Accordingly, the Actions will become effective no earlier than March 4, 2014, the date that is twenty (20) calendar days after the date this Information Statement was first sent or given to our stockholders.

The Information Statement is the notice required under Section 228(e) of the Delaware General Corporation Law (the “DGCL”). No additional action will be undertaken by the Corporation with respect to the receipt of the written consent, and no dissenters’ rights under the DGCL are afforded to the Corporation’s stockholders as a result of the ratification, adoption or approval of the Actions.

Sincerely,

/s/ Steve Leber
Steve Leber
Chairman/Co-Chief Executive Officer

February 10, 2014

GRANDPARENTS.COM, INC.

589 EIGHTH AVENUE, 6TH FLOOR

NEW YORK, NEW YORK 10018

INFORMATION STATEMENT

INTRODUCTION

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

The purpose of this Information Statement is to inform you of the following actions taken by the Board of Directors and the Majority Stockholder, which will become effective no earlier than March 4, 2014, the date that is twenty (20) calendar days after the date this Information Statement was first sent or given to our stockholders:

(1)	On January 13, 2014, the Board of Directors approved the amendment and restatement of the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended (the “Existing Certificate”), to increase the number of authorized shares of the Corporation’s capital stock from 155,000,000 shares to 355,000,000 shares, comprised of 350,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 5,000,000 shares of preferred stock, par value $0.01 per share, and integrate, into a single instrument, all of the other provisions of the Existing Certificate then in effect; and

(2)	On January 13, 2014, the Board of Directors approved the Grandparents.com, Inc. Amended and Restated 2012 Stock Incentive Plan, which, among other things, provides for an increase in the number of shares of Common Stock authorized for issuance thereunder from 10,317,691 shares to 25,000,000 shares.

On January 13, 2014, the Majority Stockholder, which controls approximately 53.36% of the total outstanding voting power of the Corporation’s voting securities, executed a written consent adopting and approving the actions set forth above (collectively, the “Actions”).

As of January 13, 2014, there were 99,219,304 shares of Common Stock issued and outstanding, held by approximately 163 holders of record. Each share of Common Stock entitles its holder to one vote per share on all matters requiring stockholder approval. As of January 13, 2014, the Majority Stockholder held of record, in the aggregate, 52,940,772 shares of Common Stock, controlling approximately 53.36% of the total votes entitled to be cast with regard to the Actions.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the earliest date that the Actions can become effective is twenty (20) calendar days after this Information Statement is first sent or given to our stockholders. In addition, the amendment and restatement of the Existing Certificate to increase the number of authorized shares of Common Stock will not become effective until the Third Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware, which filing will not be made until the twenty (20) calendar day period has elapsed.

The Board of Directors is not soliciting your proxy or vote in connection with the ratification, adoption or approval of the Actions and proxies and votes are not being requested from stockholders. This Information Statement, which is being provided to all holders of record of Common Stock as of January 13, 2014, the record date for determining our stockholders eligible to consent in writing to the Actions discussed above and entitled to notice of the approval of the Actions, is first being sent or given to our stockholders on or about February 12, 2014.

The Corporation is distributing this Information Statement to its stockholders in satisfaction of the notice requirement under Section 228(e) of the DGCL. No additional action will be undertaken by the Corporation with respect to the receipt of the written consent, and no dissenters’ rights under the DGCL are afforded to the Corporation’s stockholders as a result of the adoption or approval of the Actions.

Expenses in connection with the distribution of this Information Statement will be paid by the Corporation. The Corporation will request brokerage houses, nominees, custodians, fiduciaries, and other similar persons or entities to forward this Information Statement to beneficial owners of the Corporation’s voting securities held of record by them, and the Corporation will reimburse those persons or entities for out-of-pocket expenses incurred in forwarding this Information Statement.

By order of the Board of Directors.

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QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q.           Why did I receive this Information Statement?

A.           Applicable laws and regulations require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Q.           What will I receive if the Actions become effective?

A.           Nothing. The Actions will become effective with no further notice or information provided to the stockholders regarding the Actions other than as required in the filings required to be made by the Corporation with the SEC.

Q.           When do you expect the Actions to become effective?

A.           The Actions will become effective twenty (20) calendar days after this Information Statement is first sent or given to our stockholders, currently anticipated to be on or about March 4, 2014; provided that the amendment and restatement of the Existing Certificate to increase the number of authorized shares of Common Stock will not become effective until the Third Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware, which filing will not be made until after the twenty (20) calendar day period has elapsed.

Q.           Why am I not being asked to vote?

A.           The Majority Stockholder has already adopted and approved the Actions pursuant to a written consent in lieu of a meeting of stockholders. Such approval and adoption, together with the approval of the Board of Directors, is sufficient under Delaware law, and no further approval by the Corporation’s stockholders is required.

Q.           What do I need to do now?

A.           Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.           Whom can I call with questions?

A.           If you have any questions about the Actions, please contact Matthew Schwartz, Vice President & Chief Compliance Officer, at (646) 839-8809.

VOTE REQUIRED; MANNER OF APPROVAL

Under Section 245 of the DGCL, the restatement and further amendment of the Existing Certificate to increase the authorized number of shares of Common Stock is required to be proposed by the Board of Directors and adopted by the stockholders of the Corporation in the manner and by the vote prescribed in Section 242 of the DGCL. Section 242 of the DGCL provides that such approval requires the affirmative vote of the holders of a majority of the voting power of the Corporation’s voting securities. The Corporation has no class of voting stock outstanding other than the Common Stock. As of January 13, 2014, the record date for determining our stockholders eligible to consent in writing to the Actions and entitled to notice of the approval of the Actions, there were 99,219,304 shares of Common Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote per share on all matters requiring stockholder approval. Accordingly, the votes or written consents of stockholders controlling at least 49,609,653 votes were necessary to approve the Actions.

Pursuant to Section 228 of the DGCL, any action that may be taken at any annual or special meeting of the Corporation’s stockholders can be effected through the written consent of those stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote on such action were present and voted and so long as prompt notice of the action taken by written consent is provided to all other stockholders. In accordance with the DGCL, the affirmative written consent to the Actions by the Majority Stockholder was received by the Corporation on January 13, 2014. The number of votes held by the Majority Stockholder and voted in favor of the Actions was 52,940,772, or approximately 53.36% of the total outstanding voting power of the Corporation’s voting securities. Accordingly, stockholders controlling at least a majority of the total outstanding voting power of the Corporation’s voting securities have approved the Actions. As a result, no vote or consent is required by the Corporation’s other stockholders to approve the adoption of the Actions.

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EFFECTIVE DATE OF ACTION

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Actions can become effective is twenty (20) calendar days after this Information Statement is first sent or given to our stockholders. In addition, the amendment and restatement of the Existing Certificate to increase the number of authorized shares of Common Stock will not become effective until the Third Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware, which filing will not be made until after the twenty (20) calendar day period has elapsed. If, at any time prior to filing of the Third Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that such filing is no longer in the Corporation’s and its stockholders’ best interest, such filing may be abandoned.

DISSENTERS’ RIGHTS

Under Delaware law, stockholders do not have any dissenters’ or appraisal rights in connection with the Actions or any of the matters described in this Information Statement.

DISTRIBUTION

We will deliver only one (1) Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one (1) or more of such security holders sharing an address. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at Grandparents.com, Inc., 589 Eighth Avenue, 6th Floor, New York, New York 10018, or by telephone request at (646) 839-8800.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address or telephone number set forth in the foregoing paragraph.

ACTION 1 – APPROVAL OF AMENDMENT AND RESTATEMENT
OF THE EXISTING CERTIFICATE TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On January 13, 2014, the Board of Directors approved the amendment and restatement of the Existing Certificate to increase the number of authorized shares of the Corporation’s capital stock from 155,000,000 shares to 355,000,000 shares, comprised of 350,000,000 shares of Common Stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Authorized Shares Increase”), and integrate, into a single instrument, all of the other provisions of the Existing Certificate then in effect. The form of the Third Amended and Restated Certificate of Incorporation is attached as Appendix A to this Information Statement (the “Third Amended and Restated Certificate”).

On January 13, 2014, the Majority Stockholder approved the Third Amended and Restated Certificate and the Authorized Shares Increase, which will become effective upon the filing of the Third Amended and Restated Certificate with the Secretary of State of the State of Delaware, which is anticipated to be on or about March 4, 2014 but no earlier than the date that is twenty (20) calendar days after the date this Information Statement was first sent or given to our stockholders.

As of January 13, 2014, there were 99,219,304 shares of Common Stock issued and outstanding. As of the same date, 12,785,000 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options, 25,253,660 shares of Common Stock were reserved for issuance upon exercise of outstanding warrants, 5,348,267 shares of Common Stock were reserved for issuance upon conversion of the $1,002,800 principal amount of the Corporation’s 12% convertible notes due June 2, 2014 and 1,032,691 shares of Common Stock were reserved for future awards under the Corporation’s 2012 Stock Incentive Plan. Assuming the exercise of all of the outstanding stock options and warrants and the conversion in full of the convertible notes and including the shares reserved for future awards under the 2012 Stock Incentive Plan, there would be a total of 143,638,922 shares of Common Stock outstanding and 6,361,078 shares of Common Stock available for issuance prior to the approval and effectiveness of the Amended and Restated 2012 Stock Incentive Plan. As discussed in Action 2, the Amended and Restated 2012 Stock Incentive Plan would increase the number of shares available for future awards pursuant to such plan by 14,682,309, exceeding the number of shares available for issuance assuming the exercise of or conversion in full of all options, warrants and convertible notes, and leaving the Corporation with no shares of Common Stock available for any other issuance.

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The Board of Directors believes additional authorized shares of Common Stock are required to maintain flexibility in responding to business and financing needs and opportunities. The additional authorized shares of Common Stock may be used for any proper corporate purposes without further stockholder approval, including, among others, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding the Corporation’s business through acquisitions and other investment opportunities and other purposes. Management has no present intention of using the additional authorized shares of Common Stock as an anti-takeover device. However, the authorized but unissued Common Stock could be used to make an attempt to effect a change in control more difficult.

The issuance of additional shares of Common Stock in the future might dilute the ownership and voting rights of stockholders and, depending upon the price at which the shares are issued, could dilute the book value per share of Common Stock and have a negative effect on the trading price of the Common Stock.

The Authorized Shares Increase will become effective upon the acceptance for filing of the Third Amended and Restated Certificate by the Secretary of State of the State of Delaware, which, as noted above, will occur no earlier than twenty (20) calendar days after this Information Statement was first sent or given to our stockholders.

ACTION 2 – APPROVAL OF THE GRANDPARENTS.COM, INC.

AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

On January 13, 2014, the Board of Directors approved and adopted the Grandparents.com, Inc. Amended and Restated 2012 Stock Incentive Plan (the “Amended and Restated 2012 Plan”), which amends and restates the Grandparents.com, Inc. 2012 Stock Incentive Plan (the “Original 2012 Plan”) for the purpose of increasing the number of shares of Common Stock available under the plan from 10,317,691 shares to 25,000,000 shares. On January 13, 2014, the Majority Stockholder approved the Amended and Restated 2012 Plan.

Background

As noted above, the Board of Directors and Majority Stockholder approved and adopted the Amended and Restated 2012 Plan on January 13, 2014 and the Majority Stockholder approved the Amended and Restated 2012 Plan on January 13, 2014. The Amended and Restated 2012 Plan will become effective no earlier than March 4, 2014, the date that is twenty (20) calendar days after the date this Information Statement was first sent or given to our stockholders. Certain options to be granted under the Amended and Restated 2012 Plan may qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code (the “Code”) and certain awards under the Amended and Restated 2012 Plan may constitute performance-based compensation not subject to Section 162(m) of the Code.

All of the Corporation’s employees, officers, directors, consultants, agents, advisors and independent contractors are eligible to be granted awards under the Amended and Restated 2012 Plan. An incentive stock option may be granted under the Amended and Restated 2012 Plan only to a person who, at the time of the grant, is an employee of the Corporation or an employee of any subsidiary of the Corporation. All awards will be subject to the approval of the Board of Directors or a committee of the Board of Directors, which the Board of Directors may designate in accordance with the Amended and Restated 2012 Plan. For purposes of this Information Statement, the Board of Directors and such committee are referred to herein as the “Committee.”

Plan Summary

A summary of the principal features of the Amended and Restated 2012 Plan is provided below, but is qualified in its entirety by reference to the full text of the Amended and Restated 2012 Plan, a copy of which is attached as Appendix B to this Information Statement. Other than the increase in number of shares of Common Stock available for issuance, the terms and provisions of the Amended and Restated 2012 Plan are the same as the terms and provisions of the Original 2012 Plan. Additionally, the terms of the Amended and Restated 2012 Plan are subject, in certain circumstances, to the terms of the award agreement between the Corporation and the participant.

General

Awards. The Amended and Restated 2012 Plan provides for the grant of either or both of stock options and restricted stock (collectively, “Awards”). Awards may be granted singly, in combination, or in tandem, as determined by the Committee. A total of 25,000,000 shares of Common Stock have been reserved for issuance pursuant to the Amended and Restated 2012 Plan. Subject to anti-dilution adjustments, the maximum number of shares of Common Stock with respect to which options or restricted stock may be granted to any participant under the Amended and Restated 2012 Plan during any calendar year or part thereof shall not exceed 2,000,000 shares. The maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the Amended and Restated 2012 Plan is 25,000,000. If any outstanding Award is canceled, forfeited, delivered to us as payment for the exercise price or surrendered to us for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the Amended and Restated 2012 Plan.

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Administration. The Amended and Restated 2012 Plan is administered by the Committee. Subject to the general purposes, terms and conditions of the Amended and Restated 2012 Plan, the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised. The Committee may delegate some of the functions referred to above to one (1) or more officers of the Corporation as it so determines.

Eligibility and Participation. Employees, officers, directors, consultants, agents, advisors and independent contractors of the Corporation or any parent or subsidiary of the Corporation (provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) are eligible to be granted Awards under the Amended and Restated 2012 Plan. Eligibility under the Amended and Restated 2012 Plan will be determined by the Committee.

A participant’s right, if any, to continue to serve as the Corporation’s director, officer, other employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the Amended and Restated 2012 Plan. Participants may receive one (1) or more Awards under the Amended and Restated 2012 Plan.

Forms of Awards

Stock Options. The Amended and Restated 2012 Plan provides for the grant of incentive stock options and non-qualified stock options. The Committee will determine those persons to whom stock options may be granted.

Options granted pursuant to the Amended and Restated 2012 Plan are nontransferable by the optionee, other than by will or by laws of descent and distribution, except as may be otherwise provided with respect to a non-qualified stock option pursuant to the specific provision of the stock option agreement for such an award. Except as otherwise provided in the stock option agreement relating to a non-qualified stock option, all options are exercisable, during the optionee’s lifetime, only by the optionee or his or her guardian or legal representative. The Committee will fix the term of each stock option. With respect to incentive stock options granted to an eligible employee owning stock possessing more than ten percent (10%) of the total combined voting power of all (x) classes of the Corporation’s stock or (y) the stock of a parent or subsidiary of the Corporation immediately before the grant (“10% Stockholder”), such incentive stock option may not be exercisable more than five (5) years from the date of grant. Under certain circumstances set forth in the Amended and Restated 2012 Plan, options may be exercised within twelve (12) months following termination of employment (including by reason of death or disability), unless the term of the option, pursuant to the stock option agreement, expires earlier. Options may be granted to optionees in such amounts and at such prices as may be determined from time to time by the Committee. The exercise price of an incentive stock option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an incentive stock option granted to a 10% Stockholder may not be less than one hundred and ten percent (110%) of such fair market value. The exercise price of a non-qualified stock option may not be less than fair market value of the shares underlying the option on the date the option is granted.

Under the Amended and Restated 2012 Plan, the Corporation may not, in the aggregate, grant incentive stock options that are first exercisable by any individual optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The Amended and Restated 2012 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth (10th) anniversary of the effective date of the Amended and Restated 2012 Plan.

Restricted Stock Awards. Under the Amended and Restated 2012 Plan, the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.

Performance-Based Awards and Performance Goals. Certain Awards made under the Amended and Restated 2012 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Section 162(m) of the Code and the regulations thereunder) and may be exempt from the deduction limitation imposed by Section 162(m) of the Code (these Awards are referred to as “Performance-Based Awards”). Under Section 162(m) of the Code, the Corporation’s tax deduction may be limited to the extent total compensation paid to the chief executive officer or any of the three (3) most highly compensated executive officers (other than the chief executive officer and the chief financial officer), exceeds $1,000,000 in any one (1) tax year. Among other criteria, Awards only qualify as performance-based awards if at the time of grant the compensation committee is comprised solely of two (2) or more “outside directors” (as this term is used in Section 162(m) of the Code and the regulations thereunder). As of the date of this Information Statement, the Corporation does not have a compensation committee that is comprised solely of two (2) or more outside directors. Accordingly, no Awards could qualify as performance-based awards for purposes of Section 162(m) of the Code until the Corporation meets such requirement. In addition, stockholder approval of material terms of performance goals for such “performance-based compensation” is required.

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Stock options and certain stock awards and performance awards granted under the Amended and Restated 2012 Plan, and the compensation attributable to such Awards, may be granted to (i) qualify as performance-based awards or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. The Corporation is not precluded by the Amended and Restated 2012 Plan, or otherwise, from granting any option, stock or performance awards that do not qualify for tax deductibility under Section 162(m). There cannot be any assurance that any awards will qualify for tax deductibility under Section 162(m) or that, if they are intended to do so, they will be ultimately viewed as so qualifying by the Internal Revenue Service.

The Committee may set performance targets with respect to Awards intended to qualify as a performance-based award.

Adjustments to Awards. The Amended and Restated 2012 Plan contains anti-dilution provisions authorizing appropriate adjustments to the number of shares issuable pursuant to the plan or any award in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock may be issued upon the exercise of any option granted under the Amended and Restated 2012 Plan until the full option price has been paid by the optionee. The Committee may grant individual options under the Amended and Restated 2012 Plan with more stringent provisions than those specified in the Amended and Restated 2012 Plan.

Effect of a Change of Control

In the event of: (i) a merger or consolidation in which the Corporation is not the surviving corporation (other than any transaction in which there is no substantial change in the stockholders of the Corporation and the Awards granted under the Amended and Restated 2012 Plan are assumed or replaced by the successor corporation), (ii) a dissolution or liquidation of the Corporation, (iii) the sale of substantially all of the assets of the Corporation or (iv) any other transaction which qualifies as a corporate transaction under Section 424(a) of the Code wherein the stockholders of the Corporation give up all of their equity interest in the Corporation (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Corporation), in each case, all outstanding Awards shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date of any such event, become one hundred percent (100%) vested and exercisable. Such Award shall not so accelerate, however, if and to the extent that such Award is, in connection with any such event, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation.

Termination of Employment

With respect to a participant whose employment is terminated for any reason other than death or disability, the participant may exercise his or her stock options only to the extent the options would have been exercisable upon the termination date no later than twelve (12) months after the termination date (or such shorter time period as may be specified in the stock option agreement), but no later than the expiration date of the options. The Amended and Restated 2012 Plan provides for certain periods after termination of employment during which a participant may exercise a stock option if employment is terminated due to death or disability.

Term and Amendment

The Amended and Restated 2012 Plan was adopted by the Board of Directors on January 13, 2014. No Award will be granted more than ten (10) years after such date. The Board of Directors may at any time terminate or amend the Amended and Restated 2012 Plan in any respect, including amendment of any form of Award agreement or instrument to be executed pursuant to the Amended and Restated 2012 Plan; provided, however, that: (i) the Board of Directors may not, without the approval of the Corporation’s stockholders, amend the Amended and Restated 2012 Plan in any manner that requires stockholder approval pursuant to (x) the Code or the regulations promulgated thereunder as such provisions apply to incentive stock option plans or (y) Rule 16b-3 under the Exchange Act, and (ii) no outstanding Award will be deemed affected by such amendment without the advance written consent of the participant holding the Award at the time of the proposed termination or amendment.

See “Equity Compensation Plan Information” on page 16 for information regarding securities authorized for issuance under equity compensation plans.

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Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the Amended and Restated 2012 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an incentive stock option granted pursuant to the Amended and Restated 2012 Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two (2) years from the date the option was granted and (ii) one (1) year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Corporation will not be entitled to any deduction. If an optionee disposes of the shares within the period of two (2) years from the date of grant or one (1) year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Corporation will receive a corresponding deduction in an amount equal to the excess of (a) the lesser of (1) the amount, if any, realized on the disposition, and (2) the fair market value of the shares on the date the option was exercised over (b) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, upon death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an incentive stock option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the incentive stock option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her incentive stock option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an incentive stock option in payment of the exercise price of another incentive stock option, is, however, a “disposition” of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an incentive stock option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The incentive stock option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences for either the optionee or the Corporation on the grant of non-qualified stock options pursuant to the Amended and Restated 2012 Plan. On the exercise of a non-qualified stock option, the optionee will have taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Corporation will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Code) in an amount equal to such excess, provided that the Corporation complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an incentive stock option and the delivery of such shares is a disqualifying disposition. See “Incentive Stock Options.” The optionee who surrenders shares in payment of the exercise price will recognize ordinary income on the exercise of the non-qualified stock option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

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Stock Awards. The taxability of a stock award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a stock award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a stock award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the stock award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty (30) days of receipt of a stock award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one (1) year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Corporation will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver Common Stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the Common Stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Corporation Deduction. Generally, whenever a participant realizes ordinary income under the Amended and Restated 2012 Plan, a corresponding deduction is available to the Corporation provided the Corporation complies with certain reporting requirements. Under Section 162(m) of the Code, however, the Corporation will be denied a deduction for certain compensation exceeding $1,000,000 paid to its chief executive officer and the three (3) other highest paid executive officers (other than the chief financial officer), excluding (among other things) certain performance-based compensation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding each element of compensation that we paid or awarded during 2013 and 2012 to our co-chief executive officers and our next two (2) most highly compensated executive officers whose total compensation exceeded $100,000, respectively, in 2013 (collectively, our “named executive officers”).

Name and Principal Position	Fiscal Year	Salary ($)		Option Awards ($) (1)		All Other Compensation ($)		Total ($)

Steven E. Leber	2013	$225,000	(2)	$137,700	(3)	$–		$362,700
Co-Chief Executive Officer, Chairman	2012	181,875		561,300		–		743,175

Joseph Bernstein	2013	225,000	(4)	137,700	(5)	–		362,700
Co-Chief Executive Officer,	2012	181,875		561,300		–		743,175
Chief Financial Officer and Treasurer

Lee Lazarus (6)	2013	146,250	(7)	657,120	(8)	6,250	(9)	809,620
Chief Operating Officer	2012	–		–		33,570	(10)	33,570

Ellen Breslau	2013	185,000		68,780	(11)	–		253,780
Senior Vice President and Editor-in-Chief	2012	130,271		160,155		–		290,426

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(1)	The amounts reported in this column reflect the aggregate grant date fair value of equity awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). The amounts in this column reflect options and warrants awarded solely as compensation for such person’s services to the Corporation and therefore do not include any equity securities issued in connection with a financing or otherwise. The calculation of these amounts disregards the estimate of forfeitures related to time-based vesting conditions. The amounts in this column do not reflect compensation actually received by such person. The actual value, if any, that such person may realize from an option or warrant is contingent upon the satisfaction of the conditions to vesting, if any, and upon the excess of the stock price over the exercise price on the date the option or warrant is exercised, if at all. Thus, there is no assurance that the value, if any, eventually realized by such person will correspond to the amount shown. The Corporation uses the Black-Scholes option-pricing model with the following assumptions: (a) risk-free interest rate: 0.34-1.75% per annum, (ii) expected life (years) 2-10, (iii) expected volatility 155-213%, and (iv) dividend yield 0.00%.
(2)	Includes $110,625, the payment of which Mr. Leber agreed to defer on an interest-free basis. There is not any agreement as to when such amount will be paid.
(3)	The amount reported includes the aggregate grant date fair value of warrants to purchase shares of Common Stock awarded to Mr. Leber in June 2013 for services to the Corporation and the incremental fair value of certain stock options previously awarded to Mr. Leber that were re-priced in October 2013, computed as of the re-pricing date in accordance with ASC 718.
(4)	Includes $195,625, the payment of which Mr. Bernstein agreed to defer on an interest-free basis. There is not any agreement as to when such amount will be paid.
(5)	The amount reported includes the aggregate grant date fair value of warrants to purchase shares of Common Stock awarded to Mr. Bernstein in June 2013 for services to the Corporation and the incremental fair value of certain stock options previously awarded to Mr. Bernstein that were re-priced in October 2013, computed as of the re-pricing date in accordance with ASC 718.
(6)	Mr. Lazarus was appointed as a director on May 30, 2012 and as our Chief Operating Officer on December 9, 2013.
(7)	Includes $97,500 for the period commencing April 1, 2013 through September 30, 2013, the payment of which Mr. Lazarus agreed to defer on an interest-free basis. Pursuant to the terms of his employment agreement, the Corporation agreed to repay the deferred amount at such time (and in the same percentage increments, if applicable) as payments of similar deferred amounts are made to other senior management members. In addition, the amount reported includes the payment of salary to Mr. Lazarus commencing on October 1, 2013.
(8)	In addition to the aggregate grant date fair value of options to purchase Common Stock awarded to Mr. Lazarus in 2013, the amount reported includes the aggregate grant date fair value of warrants to purchase shares of Common Stock issued to Mr. Lazarus in June 2013 for services to the Corporation and the incremental fair value of certain stock options previously awarded to Mr. Lazarus that were re-priced in October 2013, computed as of the re-pricing date in accordance with ASC 718.
(9)	Reflects total compensation earned by Mr. Lazarus as a director, which consisted solely of a cash fee. Mr. Lazarus agreed to defer the payment of such amount on an interest-free basis. There is not any agreement as to when such amount will be paid. Although Mr. Lazarus continues to serve as a director, Mr. Lazarus ceased being entitled to receive compensation as a director as of April 2013.
(10)	Reflects total compensation paid to Mr. Lazarus as a director, which consisted of aggregate cash fees of $6,250 and stock options having an aggregate grant date fair value of $27,320.
(11)	In addition to the aggregate grant date fair value of options to purchase Common Stock awarded to Ms. Breslau in 2013, the amount reported includes the incremental fair value of certain stock options previously awarded to Ms. Breslau that were re-priced in October 2013, computed as of the re-pricing date in accordance with ASC 718.

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Outstanding Equity Awards at Fiscal Year-End

The following table presents information about unexercised equity awards held by each of our named executive officers as of December 31, 2013. The amounts in the following table reflect equity awards granted as compensation for such person’s services to the Corporation as an executive officer or director and therefore do not include any equity securities issued in connection with a financing or otherwise. None of our named executive officers held any restricted stock awards as of December 31, 2013.

	Option Awards
	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised
	Options		Options	Option		Option
	(#)		(#)	Exercise		Expiration
Name	Exercisable		Unexercisable	Price		Date
				($)
Steven E. Leber	581,250		418,750	0.25	(1)	2/24/2022
	1,000,000	(2)	–	0.25		6/20/2018
Joseph Bernstein	581,250		418,750	0.25	(1)	2/24/2022
	1,000,000	(2)	–	0.25		6/20/2018
Ellen Breslau	87,500		62,500	0.25	(1)	4/3/2022
	20,688		29,312	0.25	(1)	9/13/2022
	33,000		67,000	0.30		12/19/2022
	0		500,000	0.25		6/20/2023
Lee Lazarus	58,125		41,875	0.25	(1)	5/30/2022
	1,000,000	(2)	–	0.25		6/20/2018
	291,667		458,333	0.13		12/9/2023
	1,263,889		1,986,111	0.13		12/9/2023

(1)	On October 13, 2013, the Board of Directors agreed to reduce the option exercise price to $0.25 per share.
(2)	Represents an immediately exercisable warrant issued to the recipient as compensation for services to the Corporation.

Summary of Employment Arrangements

The following sets forth a summary of the employment arrangements we have entered into with each of our named executive officers. The employment agreements with Messrs. Leber and Bernstein terminated as of February 23, 2013. However, such named executive officers continue to provide services to the Corporation on an at-will basis.

Steven E. Leber

Until February 23, 2013, Steven E. Leber, our Chairman, Co-Chief Executive Officer and member of our Board of Directors, was employed pursuant to the terms of an employment agreement which provided for, among other things, an annual base salary of $225,000. The employment agreement also provided that Mr. Leber would be entitled to participate in any bonus, incentive, pension or profit sharing plan or other type of additional benefits provided by the Corporation for the benefit of officers and/or regular employees. Since February 23, 2013, Mr. Leber has continued to serve as our Chairman, Co-Chief Executive Officer and member of our Board of Directors. He has been entitled to receive an annual salary of $225,000. Commencing February 23, 2013, Mr. Leber agreed to partly defer payment of his annual salary on an interest-free basis. There has not been any agreement on the timing of the payment of the amounts so deferred. As of December 31, 2013, the total amount deferred was $110,625.

In February 2012, pursuant to the terms of the employment agreement, Mr. Leber was granted non-qualified stock options to purchase 1,000,000 shares of Common Stock under the Original 2012 Plan. The options are exercisable for a period of ten (10) years from the date of grant. Thirty-three percent (33%) of such options vested and became exercisable on the first anniversary of the date of grant. The remaining portion of such options vest and become exercisable in eight (8) equal quarterly installments thereafter. As of December 31, 2013, such options have become vested and exercisable with respect to a total of 581,250 shares. The exercise price of the options was $0.60 per share until October 13, 2013 when the Board of Directors agreed to reduce the exercise price to $0.25 per share.

In June 2013, Mr. Leber was awarded a warrant to purchase 1,000,000 shares of Common Stock with an exercise price of $0.25 per share as compensation for services to the Corporation. The warrant was fully vested and exercisable upon issuance and has a five (5) year term.

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In addition to the above mentioned issuances, on February 26, 2013 Mr. Leber was issued a warrant to purchase 100,000 shares of Common Stock in connection with a loan by Mr. Leber to the Corporation of $100,000 pursuant to a promissory note bearing interest at the rate of ten percent (10%) per annum and maturing at the earlier of March 1, 2014 or the closing of a transaction (whether debt, equity or a combination of both) that results in aggregate gross proceeds to the Corporation of $10,000,000. Additionally, Mr. Leber was issued a warrant to purchase 380,000 shares of Common Stock in connection with the Guarantee Indemnification Agreement Mr. Leber entered into in December 2012. Each of the warrants discussed above had an initial exercise price of $0.50 per share, each vested immediately and each has a five (5) year term. On October 13, 2013, the Board of Directors agreed to reduce the exercise price for both warrants to $0.25 per share. Neither of the warrants discussed above were issued as compensation for services to the Corporation.

Pursuant to the terms of the employment agreement with Mr. Leber that expired on February 23, 2013 and has not since been renewed, Mr. Leber is bound by customary confidentiality provisions. The agreement also provides that Mr. Leber will be subject to noncompetition and nonsolicitation covenants for a period of one (1) year following the termination of his employment and contains a mandatory arbitration provision.

Joseph Bernstein

Until February 23, 2013, Mr. Bernstein, our Co-Chief Executive Officer, Chief Financial Officer and Treasurer and member of our Board of Directors, was employed pursuant to the terms of an employment agreement which provided for, among other things, an annual base salary of $225,000. The employment agreement also provided that Mr. Bernstein would be entitled to participate in any bonus, incentive, pension or profit sharing plan or other type of additional benefits provided by the Corporation for the benefit of officers and/or regular employees. Since February 23, 2013, Mr. Bernstein has continued to serve as our Co-Chief Executive Officer, Chief Financial Officer and Treasurer and member of our Board of Directors. He has been entitled to receive an annual salary of $225,000. Commencing February 23, 2013, Mr. Bernstein agreed to partly defer payment of his annual salary on an interest-free basis. There has not been any agreement on the timing of the payment of the amounts so deferred. As of December 31, 2013, the total amount deferred was $195,625.

In February 2012, pursuant to the terms of the employment agreement, Mr. Bernstein was granted non-qualified stock options to purchase 1,000,000 shares of Common Stock under the Original 2012 Plan. The options are exercisable for a period of ten (10) years from the date of grant. Thirty-three percent (33%) of such options vested and became exercisable on the first anniversary of the date of grant. The remaining portion of such options vest and become exercisable in eight (8) equal quarterly installments thereafter. As of December 31, 2013, such options have become vested and exercisable with respect to a total of 581,250 shares. The exercise price of the options was $0.60 per share until October 13, 2013 when the Board of Directors agreed to reduce the exercise price to $0.25 per share.

In June 2013, Mr. Bernstein was awarded a warrant to purchase 1,000,000 shares of Common Stock with an exercise price of $0.25 per share as compensation for services to the Corporation. The warrant was fully vested and exercisable upon issuance and has a five (5) year term.

In addition to the above mentioned issuances, on February 26, 2013 Mr. Bernstein was issued a warrant to purchase 100,000 shares of Common Stock in connection with a loan by Mr. Bernstein to the Corporation of $100,000 pursuant to a promissory note bearing interest at the rate of ten percent (10%) per annum and maturing at the earlier of March 1, 2014 or the closing of a transaction (whether debt, equity or a combination of both) that results in aggregate gross proceeds to the Corporation of $10,000,000. The warrant is held by Bernstein-Nasser Investors, LLC, a limited liability company of which Mr. Bernstein is the sole manager. Additionally, Mr. Bernstein was issued a warrant to purchase 380,000 shares of Common Stock in connection with the Guarantee Indemnification Agreement Mr. Bernstein entered into in December 2012. Each of the warrants discussed above had an initial exercise price of $0.50 per share, each vested immediately and each has a five (5) year term. On October 13, 2013, the Board of Directors agreed to reduce the exercise price for both warrants to $0.25 per share. Neither of the warrants discussed above were issued as compensation for services to the Corporation.

Pursuant to the terms of an employment agreement with Mr. Bernstein that expired on February 23, 2013 and has not since been renewed, Mr. Bernstein is bound by customary confidentiality provisions. The agreement provides that Mr. Bernstein will be subject to noncompetition and nonsolicitation covenants for a period of one (1) year following the termination of his employment and contains a mandatory arbitration provision.

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Lee Lazarus

On December 9, 2013, we entered into an employment agreement with Lee Lazarus, our Chief Operating Officer and member of our Board of Directors. The agreement provides for an annual base salary of $195,000 (with annual five percent (5%) increases) and further provides that Mr. Lazarus’s base salary will be no less than the third highest base salary of all Corporation employees and no less than fifty percent (50%) of the base salary of the Corporation’s Chief Executive Officer(s). Commencing in April 2013 and prior to the execution of the employment agreement, Mr. Lazarus provided services to the Corporation on at-will basis. Mr. Lazarus agreed to defer $97,500 of unpaid salary earned through September 30, 2013 on an interest-free basis until such time (and in the same percentage increments, if applicable) as the Corporation makes similar payments for salary owed to other members of senior management. As of December 31, 2013, no payments of such deferred amount have been made to Mr. Lazarus. On October 1, 2013, the Corporation commenced paying Mr. Lazarus his salary in accordance with the Corporation’s normal payroll practices. Such payments totaled $48,750 for 2013.

Pursuant to the terms of the employment agreement, Mr. Lazarus was granted options to purchase 4,000,000 shares of Common Stock, of which 750,000 shares were granted as incentive stock options pursuant to the Original 2012 Plan and 3,250,000 shares were granted pursuant to a separate option grant letter dated December 9, 2013. The options are exercisable for a period of ten (10) years from the date of grant and vest and become exercisable in equal monthly installments over a three-year period commencing as of November 15, 2012. As of December 31, 2013, such options have become vested and exercisable with respect to an aggregate of 1,555,556 shares of Common Stock. The exercise price of the options is $0.13 per share.

On May 30, 2012, Mr. Lazarus was granted options to purchase 100,000 shares of Common Stock. Thirty-three percent (33%) of such options vested and became exercisable on February 27, 2013. The remaining portion of such options vest and become exercisable in eight (8) equal quarterly installments thereafter. As of December 31, 2013, such options have become vested and exercisable with respect to a total of 58,125 shares. The options were exercisable at a price per share of $0.60 until October 13, 2013, when the exercise price was reduced to $0.25 per share.

On June 20, 2013, Mr. Lazarus was awarded a warrant to purchase 1,000,000 shares of Common Stock with an exercise price of $0.25 per share as compensation for services to the Corporation. The warrant was fully vested and exercisable upon issuance and has a five (5) year term.

Under the employment agreement, Mr. Lazarus is also entitled to participate in any bonus, incentive, pension or profit sharing plan or other type of additional benefits provided by the Corporation for the benefit of officers and/or regular employees.

The employment agreement expires on December 9, 2016 but will automatically renew (on the same terms which shall include a new equity grant on equivalent terms as described above) for up to two (2) additional three-year terms unless the Corporation or Mr. Lazarus provides written notice to the other electing not to renew the agreement no later than ninety (90) days prior to the end of the then effective term.

We may terminate Mr. Lazarus’s employment at any time for “cause.” The agreement provides that “cause” shall mean the occurrence of any of the following: (i) Mr. Lazarus has committed willful misconduct or been grossly negligent in performing his material obligations owed to the Corporation in the employment agreement or (ii) Mr. Lazarus is convicted of a criminal act of moral turpitude. The Corporation may terminate the employment agreement for cause upon thirty (30) days’ prior written notice to Mr. Lazarus detailing the events that the Corporation believes constitutes cause. Mr. Lazarus may terminate his employment at any time by providing at least thirty (30) days’ prior written notice to the Corporation. In the event we terminate Mr. Lazarus’s employment for “cause,” the agreement provides that we are required to pay Mr. Lazarus only at the then applicable base salary rate and certain other accrued bonuses or benefits, in each case, up to and including the date of termination, as well as reimbursement for expenses.

In the event we terminate Mr. Lazarus’s employment without “cause” or Mr. Lazarus terminates his employment for “good reason,” the employment agreement provides that we are required to pay to Mr. Lazarus on or not more than thirty (30) days after the date of termination: (i) Mr. Lazarus’s unpaid salary and vacation amounts through the end of the term of the agreement, (ii) a lump sum cash payment equivalent to Mr. Lazarus’s annual salary, (iii) a lump sum cash payment equivalent to any awarded but unpaid bonuses and (iv) COBRA payments for one (1) year. In addition, to the extent not already vested, all warrants and options provided to Mr. Lazarus shall vest and options shall remain outstanding for three (3) years or, if earlier, until the originally scheduled expiration date.

The agreement provides that “good reason” shall mean the occurrence of any of the following events: (i) Mr. Lazarus no longer reports directly to the Chief Executive Officer, (ii) there has been a diminution in Mr. Lazarus’s title, powers, duties, or responsibilities, (iii) Mr. Lazarus no longer holds the position of Chief Operating Officer, (iv) the Corporation’s material breach of any provision of the employment agreement, (v) the Corporation fails to pay or make any payment, award, or grant provided for in the employment agreement, (vi) the Corporation gives notice of its intention not to renew the employment agreement or (vii) the Corporation relocates Mr. Lazarus’s place of work outside of twenty five (25) miles from midtown Manhattan. “Good reason” shall not exist unless Mr. Lazarus provides notice in writing to the Corporation of the existence of a condition described above within a period not to exceed ninety (90) days of the initial existence of the condition, upon the notice of which the Corporation does not remedy the condition within thirty (30) days of receipt of such notice (if susceptible to cure) and Mr. Lazarus actually terminates his employment within two (2) years of the occurrence of such condition.

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In the event the Corporation is acquired, or is the non-surviving party in a merger, or sells all or substantially all of its assets or sells more than forty percent (40%) of the outstanding shares of Common Stock of the Corporation in one (1) or a series of transactions, the Corporation agrees to make a lump sum payment to Mr. Lazarus in the amount of $400,000 on the closing date and all unvested options held by Mr. Lazarus shall immediately vest and become exercisable.

The agreement contains customary confidentiality provisions and provides that, in the event we terminate Mr. Lazarus’s employment for “cause” or Mr. Lazarus terminates his employment without “good reason,” Mr. Lazarus will be subject to noncompetition and nonsolicitation covenants for a period of one (1) year following the termination of his employment. The agreement also contains a mandatory arbitration provision.

Ellen Breslau

On April 3, 2012, we entered into an employment agreement with Ellen Breslau, our Senior Vice President and Editor-in-Chief. The agreement provides for an annual base salary of $185,000. Pursuant to the terms of the agreement, Ms. Breslau was also granted non-qualified stock options to purchase 250,000 shares of Common Stock under the Original 2012 Plan. The options are exercisable for a period of ten (10) years from the date of grant. The options became vested and exercisable with respect to 50,000 shares on the first anniversary of the date of grant. The remaining portion of the options vest and become exercisable in sixteen (16) equal quarterly installments thereafter. As of December 31, 2013, such options have become vested and exercisable with respect to a total of 75,000 shares. The exercise price of the options was $0.48 per share until October 13, 2013 when the Board of Directors agreed to reduce the exercise price to $0.25 per share. Under the employment agreement, Ms. Breslau is also entitled to participate in any bonus, incentive, pension or profit sharing plan or other type of additional benefits provided by the Corporation for the benefit of officers and/or regular employees. The agreement expires on April 3, 2018.

On September 13, 2012, Ms. Breslau was granted options to purchase an additional 50,000 shares of Common Stock. Thirty-three percent (33%) of such options vested and became exercisable on the first anniversary of the date of grant. The remaining portion of such options vest and become exercisable in eight (8) equal quarterly installments thereafter. As of December 31, 2013, such options have become vested and exercisable with respect to a total of 20,688 shares. The exercise price of the options was $0.60 per share until October 13, 2013 when the Board of Directors agreed to reduce the exercise price to $0.25 per share.

On December 19, 2012, Ms. Breslau was granted options to purchase an additional 100,000 shares of Common Stock. Thirty-three percent (33%) of such options vested and became exercisable on the first anniversary of the date of grant. The remaining portion of such options vest and become exercisable in eight (8) equal quarterly installments thereafter. As of December 31, 2013, such options have become vested and exercisable with respect to a total of 33,000 shares. The options were exercisable at a price per share of $0.60 until October 13, 2013, when the exercise price was reduced to $0.25 per share.

On June 20, 2013, Ms. Breslau was granted options to purchase an additional 500,000 shares of Common Stock at an exercise price of $0.25 per share. Thirty-three percent (33%) of such options vest and become exercisable on the first anniversary of the date of grant and the remaining portion of such options vest and become exercisable in eight (8) equal quarterly installments thereafter. As of December 31, 2013 none of such options have become vested and exercisable.

We may terminate Ms. Breslau’s employment at any time for “cause.” The agreement provides that “cause” shall mean the occurrence of any of the following: (i) Ms. Breslau’s failure to follow reasonable directives of the Corporation, (ii) Ms. Breslau’s failure to report to work on a reasonable basis, (iii) theft, embezzlement, fraud or misappropriation of funds by Ms. Breslau, (iv) any indictment brought against Ms. Breslau for a felony or (v) Ms. Breslau’s engagement in willful gross misconduct or willful gross neglect in carrying out her duties resulting, in either case, in material economic harm to the Corporation; provided, however, that Ms. Breslau shall have ten (10) days, after receiving written notice from the Corporation specifying in reasonable detail any grounds for termination of her employment for cause, to cure the same (to the extent cure is possible).

Ms. Breslau may terminate her employment at any time for “good reason.” The agreement provides that “good reason” shall mean the occurrence, without Ms. Breslau’s prior written consent, of either of the following events: (i) a substantial or unreasonable diminution of her duties; provided, however, that the Corporation shall have ten (10) days, after receiving written notice from Ms. Breslau specifying in reasonable detail any grounds for termination of her employment for good reason, to cure the same (to the extent cure is possible) or (ii) the relocation of Ms. Breslau more than twenty-five (25) miles from her current residence.

In addition, the Corporation or Ms. Breslau may terminate the agreement for any reason whatsoever upon not less than ninety (90) days’ prior written notice to the other party.

In the event we terminate Ms. Breslau’s employment for “cause” or Ms. Breslau terminates her employment other than for “good reason,” the agreement provides that we are required to pay Ms. Breslau an amount equal to the sum of (i) the pro-rata portion of her then applicable base salary earned, but unpaid, as of the date of termination and (ii) certain accrued amounts due under the agreement.

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In the event we terminate Ms. Breslau’s employment without “cause” or Ms. Breslau terminates her employment for “good reason,” or Ms. Breslau’s employment terminates due to her death, the agreement provides that we are required to pay Ms. Breslau an amount equal to the sum of (i) the pro-rata portion of her then applicable base salary for a period of six (6) months, (ii) her accrued but unused vacation days as of the date of termination and (iii) certain accrued amounts due under the agreement.

The agreement contains customary confidentiality provisions and provides that Ms. Breslau will be subject to noncompetition and nonsolicitation covenants for a period of six (6) months following the termination of her employment. The agreement also contains a mandatory arbitration provision.

Directors Compensation

The following table summarizes compensation paid to our non-employee directors in 2013.

Name	Fees Earned or Paid in Cash		Option Awards		Total
	($)		($)(1)(2)		($)
Dr. Robert Cohen	25,000	(3)	137,700	(4)	162,700
Jeremy Office	411	(5)	50	(6)	461

(1)	As of the end of 2013, the directors listed in the Director Compensation Table held the following aggregate number of stock options and warrants awarded for service to the Corporation: Dr. Cohen held options to purchase an aggregate of 1,000,000 shares of Common Stock and warrants to purchase an aggregate of 1,000,000 shares of Common Stock and Mr. Office held options to purchase an aggregate of 250,000 shares of Common Stock.
(2)	The amounts reported in this column reflect the aggregate grant date fair value of equity awards calculated in accordance with ASC 718. The amounts in this column reflect equity awards granted as compensation for such person’s services to the Corporation and therefore do not include any equity securities issued in connection with a financing or otherwise. The calculation of these amounts disregards the estimate of forfeitures related to time-based vesting conditions. The amounts in this column do not reflect compensation actually received by such person. The actual value, if any, that such person may realize from an option is contingent upon the satisfaction of the conditions to vesting, if any, and upon the excess of the stock price over the exercise price on the date the option is exercised, if at all. Thus, there is no assurance that the value, if any, eventually realized by such person will correspond to the amount shown. The Corporation uses the Black-Scholes option-pricing model with the following assumptions: (a) risk-free interest rate: 0.34-1.75% per annum, (ii) expected life (years) 2-10, (iii) expected volatility 155-213%, and (iv) dividend yield 0.00%.
(3)	Dr. Cohen has agreed to defer the payment of such amount on an interest-free basis. There is not any agreement as to when such amount will be paid.
(4)	The amount reported includes the aggregate grant date fair value of warrants to purchase shares of Common Stock issued to Dr. Cohen in June 2013 for services to the Corporation and the incremental fair value of certain stock options previously awarded to Dr. Cohen that were re-priced in October 2013, computed as of the re-pricing date in accordance with ASC 718.
(5)	Mr. Office resigned as a director on January 6, 2013. Accordingly, the amount reported represents a prorated fee for serving as director from January 1, 2013 through January 6, 2013, the payment of which Mr. Office agreed to defer on an interest-free basis. There is not any agreement as to when such amount will be paid.
(6)	The amount reported includes the incremental fair value of certain stock options previously awarded to Mr. Office that were re-priced in October 2013, computed as of the re-pricing date in accordance with ASC 718.

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Equity Compensation Plan Information

The following table gives information as of December 31, 2013 regarding our Common Stock that may be issued upon the exercise of options, warrants and other rights under our equity compensation plans.

	(a)	(b)	(c)
Plan Category	No. of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	No. of Shares Available for Future Issuance, excluding securities reflected in Column (a)
Equity Compensation Plans Approved by Security Holders (1)	300,000	$0.30	–

Equity Compensation Plans Approved by Security Holders (2)	9,235,000	0.28	1,032,691

Equity Compensation Plans Not Approved by Security Holders (3)	7,350,000	0.20	–

TOTAL	16,885,000	$0.24	1,032,691

(1)	Consists solely of our 2005 Stock Incentive Plan, which was terminated on February 23, 2012.
(2)	Consists solely of our Original 2012 Plan.
(3)	Consists of (i) warrants issued in June 2013 to Messrs. Leber, Bernstein and Lazarus and Dr. Cohen, each such warrant being exercisable for 1,000,000 shares of Common Stock and having an exercise price of $0.25 per share, (ii) a warrant issued in October 2013 to an employee for services to the Corporation, such warrant being exercisable for 100,000 shares of Common Stock and having an exercise price of $0.16 per share and (iii) options to purchase 3,250,000 shares of Common Stock having an exercise price of $0.13 per share granted to Mr. Lazarus pursuant to his option grant letter dated December 9, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding shares of our Common Stock beneficially owned as of January 13, 2014, for (i) each named executive officer and each director, (ii) all current executive officers and directors as a group and (iii) each stockholder known to be the beneficial owner of five percent (5%) or more of our outstanding shares of our Common Stock. A person is considered to beneficially own any shares of Common Stock over which such person, directly or indirectly, exercises sole or shared voting or investment power, or of which such person has the right to acquire beneficial ownership at any time within sixty (60) days. For purposes of computing the percentage of shares of Common Stock beneficially owned by each person or group of persons named above, any shares that such person or group of persons has the right to acquire within sixty (60) days of January 13, 2014 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for directors and executive officers will be exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

	Number of Shares of Common Stock Beneficially Owned		Percent of Shares of Common Stock Beneficially Owned (1)
Named Executive Officers and Directors:
Steven E. Leber (2)	55,085,772	(3)	55.1%
Joseph Bernstein (2)	55,085,772	(3)	55.1%
Dr. Robert Cohen (2)	54,945,772	(4)	55.0%
Lee Lazarus	2,844,278	(5)	2.8%
Ellen Breslau	145,376	(6)	*
Directors and Executive Officers as a Group (6 persons) (2)	62,586,589	(7)	60.6%

Other 5% Stockholders:
GP.com Holding Company, LLC (2)	52,940,772		53.4%
Mel Harris	7,847,500	(8)	7.9%

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*	Less than 1%
(1)	Based on 99,219,304 shares of Common Stock issued and outstanding as of January 13, 2014.
(2)	The board of managers of GP.com Holding Company, LLC (“GP.com LLC”) has voting and investment power with respect to securities owned by GP.com LLC. In order to take any action, the approval of a majority of the members of the board of managers is required. Messrs. Leber and Bernstein and Dr. Cohen serve as the only members of the GP.com LLC board of managers. As a result, Messrs. Leber and Bernstein and Dr. Cohen may be deemed to have shared voting and investment power with respect to securities owned by GP.com LLC.
(3)	Includes (i) 52,940,772 shares of Common Stock held by GP.com LLC, (ii) 581,250 shares of Common Stock underlying options that have vested as of January 13, 2014, (iii) 83,750 shares of Common Stock underlying options that will vest within sixty (60) days of January 13, 2014 and (iv) an aggregate of 1,480,000 shares of Common Stock underlying warrants that are presently exercisable.
(4)	Includes (i) 52,940,772 shares of Common Stock held by GP.com LLC, (ii) 581,250 shares of Common Stock underlying options that have vested as of January 13, 2014, (iii) 83,750 shares of Common Stock underlying options that will vest within sixty (60) days of January 13, 2014 and (iv) an aggregate of 1,340,000 shares of Common Stock underlying warrants that are presently exercisable.
(5)	Includes (i) 1,613,681 shares of Common Stock underlying options that have vested as of January 13, 2014, (ii) 230,597 shares of Common Stock underlying options that will vest within sixty (60) days of January 13, 2014 and (iii) an aggregate of 1,000,000 shares of Common Stock underlying warrants that are presently exercisable.
(6)	Includes (i) 141,188 shares of Common Stock underlying options that have vested as of January 13, 2014 and (ii) 4,188 shares of Common Stock underlying options that will vest within sixty (60) days of January 13, 2014.
(7)	Includes (i) 52,940,772 shares of Common Stock held by GP.com LLC, (ii) 107,477 shares of Common Stock held by Matthew Schwartz, our Vice President of Compliance and Secretary, (iii) an aggregate of 3,633,462 shares of Common Stock underlying options that have vested as of January 13, 2014, (iv) 504,878 shares of Common Stock underlying options that will vest within sixty (60) days of January 13, 2014 and (v) an aggregate of 5,400,000 shares of Common Stock underlying warrants that are presently exercisable.
(8)	Includes (i) 60,000 shares of Common Stock owned by Mr. Harris’s spouse, (ii) 2,105,000 shares of Common Stock owned by Mr. Harris, (iii) 290,625 shares of Common Stock underlying options that have vested as of January 13, 2014, (iv) 41,875 shares of Common Stock underlying options that will vest within sixty (60) days of January 13, 2014 and (v) an aggregate of 5,350,000 shares of Common Stock underlying warrants that are presently exercisable.

INTERESTS OF CERTAIN PERSONS IN OR IN

OPPOSITION TO THE MATTERS TO BE ACTED UPON

To the Corporation’s knowledge, in their capacity as stockholders, no person who has served as a director or executive officer of the Corporation since the beginning of the Corporation’s last fiscal year, and no associate of any such person, has any interest, direct or indirect, by security holdings or otherwise, in the Authorized Shares Increase, Third Amended and Restated Certificate or the Amended and Restated 2012 Plan that is not otherwise shared by the remaining stockholders other than as a result of receiving shares of Common Stock or securities convertible into shares of Common Stock upon exercise of stock options or other securities issued or issuable under the Amended and Restated 2012 Plan. The Actions were approved unanimously by the Board of Directors on January 13, 2014. Thus, no member of the Board of Directors opposed the Actions.

WHERE YOU CAN FIND MORE INFORMATION

The Corporation files annual, quarterly and current reports and other information with the SEC. The Corporation’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document the Corporation files with the SEC at its public reference room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAVE BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT INFORMATION.

By Order of the Board of Directors,

/s/ Steve Leber
Steve Leber
Chairman/Co-Chief Executive Officer
February 10, 2014

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APPENDIX A

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GRANDPARENTS.COM, INC.

Grandparents.com, Inc., a Delaware corporation (the “Corporation”), does hereby certify as follows:

1.          The present name of the Corporation is Grandparents.com, Inc.

2.          The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Secretary of State”) was May 9, 1996 under the name Pacific Biometrics, Inc. (the “Original Certificate of Incorporation”). The Original Certificate of Incorporation was amended and restated by the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State on July 29, 1996 (the “First Amended and Restated Certificate of Incorporation”). The First Amended and Restated Certificate of Incorporation was amended and restated by the Second Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State on December 17, 2009 (the “Second Amended and Restated Certificate of Incorporation”). On September 1, 2011, the Corporation filed an amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State to change its corporate name to NorWesTech, Inc. On February 22, 2012, the Corporation filed Certificates of Designation with the Secretary of State designating the rights, preferences and terms of the Corporation’s Series A Convertible Preferred Stock, par value $.01 per share (the “Series A Certificate of Designation”), and a Certificate of Designation designating the rights, preferences and terms of the Corporation’s Series B Convertible Preferred Stock, par value $.01 per share (the “Series B Certificate of Designation”). On February 23, 2012, the Corporation filed a Certificate of Ownership and Merger with the Secretary of State to effect a short form merger of its wholly owned subsidiary with and into the Corporation and, in connection therewith, to further amend the Second Amended and Restated Certificate of Incorporation, as amended, to change its corporate name to Grandparents.com, Inc. On May 9, 2012, the Corporation filed a Second Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State to increase its authorized shares of capital stock. On ___, 2014, the Corporation filed Certificates of Elimination with the Secretary of State to eliminate the Series A Certificate of Designation and the Series B Certificate of Designation from the Second Amended and Restated Certificate of Incorporation, as amended. On ___, 2014, the Corporation filed a Certificate of Change of Registered Agent and Registered Office with the Secretary of State to change the Corporation’s registered agent.

3.          This Third Amended and Restated Certificate of Incorporation of the Corporation (this “Third Amended and Restated Certificate of Incorporation”) has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, and has been duly approved by the written consent of the stockholders of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, and restates, integrates and further amends the provisions of the Second Amended and Restated Certificate of Incorporation, as amended.

4.          This Third Amended and Restated Certificate of Incorporation so adopted reads in full as set forth below:

FIRST: The name of the corporation (the “Corporation”) is “Grandparents.com, Inc.”

SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808, and its registered agent at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is three hundred and fifty-five million (355,000,000), which shall consist of: (i) three hundred and fifty million (350,000,000) shares of common stock, par value $.01 per share; and (ii) five million (5,000,000) shares of preferred stock, par value $.01 per share.

The Board of Directors has the express power, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of any or all of the shares of preferred stock in classes or series, and to establish from time to time the number of shares to be included in each class or series, and to fix by resolution the voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights of shares of each class or series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each class or series of preferred stock shall include, but not be limited to, determination of the following:

a.           The number of shares constituting the class or series and the distinctive designation of the class or series;

b.           The dividend rate on the shares of the class or series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payments of dividends on shares of the class or series;

c.           Whether the class or series will have voting rights, and, if so, the terms of the voting rights;

d.           Whether the class or series will have conversion privileges, and, if so, the terms and conditions of the conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

e.           Whether or not the shares of the class or series will be redeemable, and, if so, the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

f.            Whether the class or series shall have a sinking fund for the redemption or purchase of shares of the class or series, and, if so, the terms and amount of the sinking fund;

g.           The rights of the shares of the class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the class or series; and

h.           Any other powers, terms, rights, qualifications, preferences, limitations and restrictions, if any, of the class or series as the Board of Directors may lawfully fix under the laws of the State of Delaware as in effect at the time of the creation of such series.

Any of the powers, voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of preferred stock may be made dependent upon facts ascertainable outside this Third Amended and Restated Certificate of Incorporation or of any amendment thereof, or outside the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors pursuant to the authority expressly granted herein, provided that the manner in which such facts shall operate upon the powers, voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of preferred stock is clearly and expressly set forth in this Third Amended and Restated Certificate of Incorporation or in the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors.

FIFTH: The Board of Directors of the Corporation shall have the power to adopt, amend and repeal the bylaws of the Corporation.

SIXTH: Election of directors need not be by written ballot.

SEVENTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing in this Article SEVENTH shall eliminate or limit the liability of any director (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Article SEVENTH, nor the adoption of any provision of the Third Amended and Restated Certificate of Incorporation inconsistent with this Article SEVENTH, shall eliminate or reduce the effect of this Article SEVENTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article SEVENTH, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

EIGHTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

2

IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate of Incorporation to be duly executed on its behalf by an authorized officer on this ______ day of __________, 2014.

GRANDPARENTS.COM, INC.

By:
Name:
Title:

3

APPENDIX B

GRANDPARENTS.COM, INC.
AMENDED AND RESTATED
2012 STOCK INCENTIVE PLAN

Section 1.          DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“AWARD” means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

“BOARD” means the Board of Directors of the Company.

“CAUSE” means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information, trade secrets or other intellectual property, or conviction or confession (including a plea of no contest) of a crime punishable by law (except minor violations), or conduct that adversely affects the Company’s business or reputation, in each case as determined by the Plan Administrator in its sole discretion, and its determination as to whether an action constitutes Cause shall be conclusive and binding.

“CODE” means the Internal Revenue Code of 1986, as amended from time to time.

“COMMON STOCK” means the Company common stock, $0.01 par value per share.

“CORPORATE TRANSACTION” means any of the following events:

(a)          Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company’s outstanding voting securities immediately prior to such merger or consolidation own less than fifty percent (50%) of the outstanding voting securities of the surviving corporation;

(b)          Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation of the Company; or

(c)          Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

“DISABILITY” means “disability” as that term is defined for purposes of Section 22(e)(3) of the Code. As of the date of adoption of this Plan, such terms means the inability to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“EMPLOYEE” means any person, including officers and directors, employed by the Company (or one of its parent corporations or subsidiary corporations), with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Plan Administrator in its discretion, subject to any requirements of the Code, including for purposes of granting Incentive Stock Options, that such person is an employee within the meaning of Treasury Regulation Section 1.421-1(h). For purposes of this provision, “parent corporation” and “subsidiary corporation” shall have the meanings ascribed to those terms in Section 424 of the Code.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“FAIR MARKET VALUE” shall be the fair market value of the Common Stock, as of any date, as determined by the Plan Administrator as follows:

(a)          If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market tier of The Nasdaq Stock Market (“NASDAQ”), the Fair Market Value shall be the closing sales price for such stock (or if no sales were reported, the closing sales price on the last preceding trading date), as quoted on such system or exchange, or the system or exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable;

“GRANT DATE” means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

“HOLDER” means (a) the person to whom an Award is granted, (b) for a Holder who has died, the personal representative of the Holder’s estate, the person(s) to whom the Holder’s rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10, or (c) the person(s) to whom an Award has been transferred in accordance with Section 10.

“INCENTIVE STOCK OPTION” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

“NET EXERCISE” means an arrangement pursuant to which the number of shares of Common Stock issued to the Holder in connection with the Holder’s exercise of the Option will be reduced by the Company’s retention of a portion of such shares of Common Stock. Upon such a Net Exercise of an Option, the Holder will receive a net number of shares of Common Stock that is equal to (a) the number of shares of Common Stock as to which the Option is being exercised minus (b) the quotient (rounded down to the nearest whole number) of the aggregate exercise price of the shares of Common Stock being exercised divided by the Fair Market Value of a share of Common Stock on the date of exercise of the Option. The number of shares of Common Stock covered by clause (b) will be retained by the Company and not delivered to the Holder. No fractional shares will be created as a result of a Net Exercise and the Holder must contemporaneously pay for any portion of the aggregate exercise price that is not covered by the shares of Common Stock retained by the Company under clause (b). The number of shares of Common Stock delivered to the Holder may be further reduced if Net Exercise is utilized under Section 12 to satisfy applicable tax withholding obligations.

“NONQUALIFIED STOCK OPTION” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

“OPTION” means the right to purchase Common Stock granted under Section 7.

“PLAN ADMINISTRATOR” means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

“RESTRICTED STOCK” means shares of Common Stock granted under Section 9, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“STOCK AWARD” means an Award granted under Section 9.

“SUBSIDIARY” shall have the meaning ascribed to such term in Section 424(f) of the Code.

“SUCCESSOR CORPORATION” has the meaning set forth under Section 11.2.

Section 2.          PURPOSE

The purpose of this Grandparents.com, Inc. Amended and Restated 2012 Stock Incentive Plan (the “PLAN”) is to enhance the long-term stockholder value of Grandparents.com, Inc., a Delaware corporation (the “COMPANY”), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

(a)          If the Common Stock is quoted on the Nasdaq system (but not on the National Market tier thereof), on the OTC Bulletin Board or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the closing sales price for such stock for the Common Stock on the Grant Date, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

(b)          In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Plan Administrator.

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Section 3.          ADMINISTRATION

3.1           PLAN ADMINISTRATOR. The Plan shall be administered by the Board, or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act, and (c) any requirements as to “independent directors” pursuant to rules of any securities exchange on which the Common Stock is quoted or listed for trading. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.2           ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR. Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in the Plan Administrator’s discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any document, agreement or instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company’s officers as it so determines.

3.3           REPLACEMENT OF OPTIONS. Without limiting the authority granted to the Plan Administrator under Section 3.2, the Plan Administrator, in its sole discretion, shall have the authority, among other things, to (a) grant Options subject to the condition that Options previously granted at a higher or lower exercise price under the Plan be canceled or exchanged in connection with such grant (the number of shares covered by the new Options, the exercise price, the term and the other terms and conditions of the new Option, shall be determined in accordance with the Plan and may be different from the provisions of the canceled or exchanged Options), and (b) amend or modify outstanding and unexercised Options, with the consent of the Holder, to, among other things, reduce the exercise price per share, establish the exercise price at the then-current Fair Market Value or accelerate or defer the exercise date, vesting schedule or expiration date of any Option.

Section 4.          STOCK SUBJECT TO THE PLAN

4.1 AUTHORIZED NUMBER OF SHARES. Subject to adjustment from time to time as provided in Section 11.1, a maximum of 25,000,000 shares of Common Stock shall be available for issuance under the Plan. Notwithstanding the foregoing, and subject to adjustment from time to time as provided in Section 11.1, a maximum of 25,000,000 shares of Common Stock shall be available for issuance as Incentive Stock Options. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.2 REUSE OF SHARES. Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan.

Section 5.          ELIGIBILITY

Awards may be granted under the Plan to those Employees, officers and directors of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries, as the Plan Administrator from time to time selects. In granting Awards to consultants, agents, advisors and independent contractors, the Plan Administrator shall give consideration to the requirements set forth in the instructions to the use of Form S-8 registration statement under the Securities Act. A member of the Board may be eligible to participate in or receive or hold Awards under this Plan; provided, however, that no member of the Board shall vote with respect to the granting of an Award to himself or herself.

Section 6.          AWARDS

6.1           FORM AND GRANT OF AWARDS. The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination. An eligible person may receive one or more grants of Awards as the Plan Administrator shall from time to time determine, and such determinations may be different as to different Holders and may vary as to different grants, even when made simultaneously.

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6.2           NUMBER OF SHARES. The maximum number of shares that may be issued pursuant to the grant of an Award shall be as established by the Plan Administrator. Provided, however, to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code, the Plan Administrator shall not grant Awards to any person in any one fiscal year of the Company in an amount that exceeds, in the aggregate, 2,000,000 shares of Common Stock (subject to adjustment as provided in Section 11).

6.3           ACQUIRED COMPANY AWARDS. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“ACQUIRED ENTITIES”) (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the “ACQUISITION TRANSACTION”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Holders.

Section 7.          AWARDS OF OPTIONS

7.1           GRANT OF OPTIONS. The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2           OPTION EXERCISE PRICE. The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

7.3           TERM OF OPTIONS. The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be ten (10) years from the Grant Date.

7.4           VESTING / EXERCISABILITY OF OPTIONS. The Plan Administrator shall establish and set forth in each agreement that evidences an Option the time at which or the installments in which, if any, the Option shall vest and become exercisable. In the absence of a defined vesting schedule in the agreement evidencing the Option, the Option covered by such agreement will vest and become exercisable quarterly over a period of three years from the Grant Date, with 1/12 of the Option vesting and becoming exercisable on each quarterly anniversary of the Grant Date. The Plan Administrator, in its absolute discretion, may waive or accelerate any vesting requirement contained in outstanding and unexercised Options.

7.5           EXERCISE OF OPTIONS. Options shall be exercised in accordance with the following terms and conditions:

(a)          PROCEDURE. To the extent that an Option has vested and is currently exercisable, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option). Only whole shares shall be issued pursuant to the exercise of any Option.

(b)          PAYMENT OF EXERCISE PRICE.

(1)         The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares being purchased. Such consideration must be paid in any combination of cash and/or bank-certified or cashier’s check (or personal check if determined acceptable by the Plan Administrator in its sole discretion), either at the time the Option is granted or within five business days after notice of exercise is tendered to the Company.

(2)         In addition, to the extent provided for in the document, agreement or instrument that evidences the Award and as permitted by applicable law, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (y) delivery of a full-recourse promissory note, or (z) such other consideration as the Plan Administrator may permit. The terms of any such promissory note, including the interest rate, terms of and security for repayment, and maturity, will be subject to the Plan Administrator’s discretion. Any such promissory note shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

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(3)         If and so long as the Common Stock is registered under Section 12 of the Exchange Act, then, to the extent provided for in the document, agreement or instrument that evidences the Award and as permitted by applicable law and in accordance with any procedures established by the Plan Administrator, an Option also may be exercised by (a) delivery of shares of Common Stock (which shares, if tendered by an affiliate of the Company, shall have been held by the Holder for at least six (6) months) having a Fair Market Value equal to the aggregate exercise price (such payment in stock may occur in the context of a single exercise of an option or successive and simultaneous exercises, sometimes referred to as “pyramiding,” which provides that, rather than physically exchanging certificates for a series of exercises, bookkeeping entries will be made pursuant to which the Holder is permitted to retain his existing stock certificate and a new stock certificate is issued for the net shares), (b) delivery of a properly executed exercise notice together with irrevocable instructions to (i) a brokerage firm acceptable to the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with such exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the requirements of the Federal Reserve Board, or (c) by Net Exercise.

7.6           RIGHTS AS STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to shares of Common Stock acquired on exercise of an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon proper exercise of the Option and payment in full of the aggregate exercise price. In the event that the exercise of an Option is treated in part as the exercise of a Nonqualified Stock Option (pursuant to the provisions of Section 8.1), the Company shall issue a stock certificate evidencing the shares treated as acquired upon the exercise of an Incentive Stock Option and a separate stock certificate evidencing the shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of this Plan.

7.7           POST-TERMINATION EXERCISES. The Plan Administrator shall establish and set forth in each agreement that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

(a)          TERMINATION OTHER THAN DEATH, DISABILITY OR CAUSE. In case of termination of the Holder’s employment or services other than by reason of death, Disability or Cause, the Holder may exercise his or her Options that have been vested at the time of termination of employment or other relationship an optionee may have had with the Company, any time prior to the expiration of twelve (12) months after the date the Holder ceases to be an Employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of such termination. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

(b)          DISABILITY. In case of termination of the Holder’s employment or services by reason of the Holder’s Disability, the Holder (or personal representative) may exercise his or her Options at any time prior to the expiration of one year after the date of such termination (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of such termination.

(c)          DEATH. In the event of the death of a Holder, any Options held may be exercised at any time on or prior to the expiration of one year after the date of death (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of his or her death, and only by the Holder’s personal representative (if then subject to administration as part of the Holder’s estate) or by the person(s) to whom the Holder’s rights under the Option shall have passed by will or by the applicable laws of descent and distribution.

(d)          CAUSE. In case of termination of the Holder’s employment or services for Cause, all Options held by Holder shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder’s employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder’s rights under any Option likewise shall be suspended during the period of investigation.

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7.8           WAIVER OR EXTENSION OF TIME PERIODS. The Plan Administrator shall have the authority, prior to or within the times specified in this Section 7 for the exercise of any such Option, to extend such time period or waive in its entirety any such time period to the extent that such time period expires prior to the expiration of the term of such option. In addition, the Plan Administrator may modify or eliminate the time periods specified in this Section 7 with respect to particular Option grants. However, no Incentive Stock Option may be exercised after the expiration of ten (10) years from the date such option is granted. If a Holder holding an Incentive Stock Option exercises such Option, by express permission of the Plan Administrator, after the expiration of the time periods specified in this Section 7, the Option will no longer be treated as an Incentive Stock Option under the Code and shall automatically be converted into a Nonqualified Stock Option.

7.9           TERMINATION OF OPTIONS. Any portion of an Option that is not vested and exercisable on the date of termination of the Holder’s employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In addition, to the extent that any Options of any Holder whose employment or services have terminated shall not have been exercised within the limited periods prescribed in this Section 7, the Options and all further rights to purchase shares pursuant to such Options shall cease and terminate at the expiration of such period.

Section 8.          INCENTIVE STOCK OPTION LIMITATIONS

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1           LIMITATION ON AMOUNT OF GRANTS TO ANY ONE HOLDER. To the extent that a Holder is granted Incentive Stock Options that in the aggregate (together with all other Incentive Stock Options granted by the Company or Subsidiaries to such Holder under this Plan and any other stock option plans of the Company) entitle the Holder to purchase, in any calendar year during which such Options first become exercisable, Common Stock having a Fair Market Value (determined as of the Grant Date) in excess of $100,000, such portion of the Options in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Holder holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2           GRANTS TO 10% STOCKHOLDERS. Incentive Stock Options may be granted to a person who, at the time the option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary only if (a) the exercise price per share shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date, and (b) the Option term shall not exceed five years from the Grant Date. The determination of ten percent (10%) ownership shall be made by the Plan Administrator in accordance with Section 422 of the Code.

8.3           ELIGIBLE PERSONS. Only persons who are Employees may receive Incentive Stock Options. Persons who are not Employees may not be granted Incentive Stock Options and will only be eligible to receive Nonqualified Stock Options.

8.4           TERM. The term of an Incentive Stock Option shall not exceed ten (10) years.

8.5           EXERCISABILITY. To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three (3) months after termination of employment for reasons other than death, except that, in the case of termination of employment due to Disability, such Option must be exercised within one (1) year after such termination. Employment shall not be deemed to continue beyond the first three (3) months of a leave of absence unless the Holder’s reemployment rights are guaranteed by statute or contract.

8.6           TAXATION OF INCENTIVE STOCK OPTIONS. In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for (a) at least two (2) years after the Grant Date of the Incentive Stock Option and (b) at least one (1) year from the date of exercise. The Plan Administrator may require a Holder to give the Company prompt notice of any disposition of shares acquired upon exercise of an Incentive Stock Option which occurs prior to the expiration of such holding periods. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.

Section 9.          STOCK AWARDS

9.1           GRANT OF STOCK AWARDS. The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions, the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder’s services, and the purchase price, if any.

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9.2           ISSUANCE OF SHARES. Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder’s release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder’s death, to the personal representative of the Holder’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3           WAIVER OF RESTRICTIONS. Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances (including the death or Disability of Holder, or material change in the Holder’s circumstances after the date of the Award) and subject to such terms and conditions (including forfeiture of the shares) as the Plan Administrator shall deem appropriate.

Section 10.         ASSIGNABILITY

No Option granted under the Plan may be assigned or transferred by the Holder other than by will or by the applicable laws of descent and distribution, and, during the Holder’s lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder’s death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

Section 11.         ADJUSTMENTS

11.1         ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other similar change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1, (ii) the maximum number of securities set forth in Section 6.2, and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities (but without any change in the aggregate price to be paid therefor). The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Corporate Transaction shall not be governed by this Section 11.1 but shall be governed by Section 11.2.

11.2         ADJUSTMENTS UPON A CORPORATE TRANSACTION. Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable. Such Award shall not so accelerate, however, if and to the extent that such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “SUCCESSOR CORPORATION”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All outstanding Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

11.3         FURTHER ADJUSTMENT OF AWARDS. Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

11.4         NO FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

11.5         DETERMINATION OF PLAN ADMINISTRATOR TO BE FINAL. All adjustments made pursuant to this Section 11 shall be made by the Plan Administrator and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

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11.6         LIMITATIONS. The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Section 12.         WITHHOLDING

The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Upon exercise of an Award, the Holder shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company all amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Holder an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.

Section 13.         LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

To assist a Holder (other than any Holder who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a full-recourse loan to the Holder by the Company, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the Holder from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment, will be subject to the Plan Administrator’s discretion. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

Section 14.         SECURITIES REGULATIONS

14.1         COMPLIANCE WITH LAWS. Shares shall not be issued with respect to an Award granted under this Plan unless the adoption of this Plan, the grant and exercise of such Award and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange, national market system, over the counter system, or any electronic bulletin board, upon which the Common Stock may then be listed, quoted or traded, and shall further be subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares hereunder shall suspend the Company’s liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained, until such time as the requisite authority shall have been obtained. In addition, where required by law the Plan Administrator may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Holders.

14.2         REPRESENTATIONS BY HOLDER. With respect to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require the Holder to represent and warrant at the time of such exercise or receipt that the shares are being purchased or received only for Holder’s own account investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 14.1 above. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the stock certificate in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Holder as may from time to time be necessary to comply with the federal and state securities laws.

14.3         NO REGISTRATION REQUIRED. The Company shall be under no obligation to any Holder to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

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Section 15.         AMENDMENT AND TERMINATION OF PLAN

15.1         AMENDMENT OF PLAN. With respect to unissued options, the Board may modify or amend the Plan in such respects as it shall deem advisable or in order to conform to any changes in law or regulation applicable thereto, or in other respects; provided, however, that, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, the Board may not, without further approval by the stockholders of the Company, effect any amendment that will (a) increase the total number of shares as to which Awards may be granted under the Plan, (b) modify the class of persons eligible to receive Awards, or (c) change the terms of the Plan which causes the Plan to lose its qualification as an incentive stock option plan under Section 422(b) of the Code, or (d) otherwise require stockholder approval under any applicable law, regulation or rule of any stock exchange. No amendment of the Plan shall be made which would impair the rights of any Holder, without such Holder’s written consent, under any outstanding Award, provided that no such Holder consent shall be required with respect to any amendment if the Plan Administrator determines in its sole discretion that such amendment is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard.

15.2         TERMINATION OF PLAN. The Board may suspend or terminate the Plan at any time, provided that options issued prior to such suspension or termination shall not be affected. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten (10) years after the earlier of the Plan’s adoption by the Board and approval by the stockholders.

15.3         CONSENT OF HOLDER. The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

15.4         SECTION 409A COMPLIANCE. Awards granted hereunder are intended to comply with the requirements of Section 409A of the Code to the extent Section 409A of the Code applies to such Awards, and any ambiguities in this Plan or Awards granted hereunder will be interpreted to so comply. The terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with the foregoing intention to the extent the Plan Administrator deems necessary or advisable in its sole discretion. Notwithstanding any other provision in the Plan, (a) if the shares of Common Stock are publicly traded and a Holder of an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six months following the date of such Holder’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, (b) the Plan Administrator, to the extent it unilaterally deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan and (c) neither the Company, nor any Affiliate thereof, nor the Plan Administrator, nor any person acting on behalf of the Company, any affiliate thereof, or the Plan Administrator, shall be liable to any Holder by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 409A of the Code.

Section 16.         GENERAL

16.1         AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan. In addition, all such agreements evidencing Options shall include or incorporate by reference the following terms and conditions: number of shares, exercise price, vesting schedule, term and termination.

16.2         NO RIGHTS TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in this Plan or any Award granted pursuant hereto, or any action of the Plan Administrator taken under the Plan, shall confer upon any Holder any right to be retained in the employment or service of the Company or any Subsidiary, or to remain a director thereof or a consultant thereto, or to interfere in anyway with the right of the Company or any Subsidiary, in its sole discretion, to terminate such Holder’s employment or service at any time or to remove the Holder as a director or consultant at any time.

16.3         NO RIGHTS AS A STOCKHOLDER. No Option shall entitle the Holder to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

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16.4         NO TRUST OR FUND. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Holder, and no Holder shall have any rights that are greater than those of a general unsecured creditor of the Company.

16.5         SEVERABILITY. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

Section 17.         EFFECTIVE DATE

The Plan was adopted by the Board of Directors on January 13, 2014, and became effective on ___, 2014.

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